Exhibit 77(q)(2)

                                                             RECEIVED

                                                            OCT 25 2006
                                                   SECRETARY OF THE COMMONWEALTH
                                                       CORPORATION DIVISION

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006


/s/ John V. Boyer
--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee


/s/ J. Michael Earley
--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein
--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


/s/ Patrick W. Kenny
--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee


/s/ Walter H. May
--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee


/s/ Thomas J. McInerney
--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006


                                           /s/ Jock Patton
--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee


                                           /s/ David W.C. Putnam
--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee


                                           /s/ John G. Turner
--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


                                           /s/ Roger B. Vincent
--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                ING EQUITY TRUST

                          ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.2, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended, hereby abolish the ING Convertible Fund, and the establishment and designation thereof, there being no shares of each such series currently outstanding.

Dated: October 24, 2006



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee


                                           /s/ Richard A. Wedemeyer
--------------------------------------     -------------------------------------
Walter H. May, as Trustee                  Richard A. Wedemeyer, as Trustee



--------------------------------------
Thomas J. McInerney, as Trustee

                                                             RECEIVED

                                                            OCT 11 2006
                                                   SECRETARY OF THE COMMONWEALTH
                                                       CORPORATION DIVISION

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.


/s/ John V. Boyer
--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee


/s/ Patricia W. Chadwick
--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley
--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein
--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


/s/ Patrick W. Kenny
--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee


/s/ Walter H. May
--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.


                                           /s/ Jock Patton
--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee


                                           /s/ Sheryl K. Pressler
--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee


                                           /s/ David W.C. Putnam
--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee


                                           /s/ John G. Turner
--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee



--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST LAW
                             REDESIGNATION OF SERIES

                           Effective: October 12, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.



--------------------------------------     -------------------------------------
John V. Boyer, as Trustee                  Jock Patton, as Trustee



--------------------------------------     -------------------------------------
Patricia W. Chadwick, as Trustee           Sheryl K. Pressler, as Trustee



--------------------------------------     -------------------------------------
J. Michael Earley, as Trustee              David W.C. Putnam, as Trustee



--------------------------------------     -------------------------------------
R. Barbara Gitenstein, as Trustee          John G. Turner, as Trustee


                                           /s/ Roger B. Vincent
--------------------------------------     -------------------------------------
Patrick W. Kenny, as Trustee               Roger B. Vincent, as Trustee



--------------------------------------
Walter H. May, as Trustee